EXHIBIT 10.3

MEDOVEX CORPORATION
REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of the date set forth on the signature page hereto, is made by and between Medovex Corporation, a Nevada corporation (the “Company”), and the undersigned investor (the “Investor”).

R E C I T A L S

WHEREAS, in connection with that certain Subscription Agreement of even date herewith by and between the Company and the Investor (the “Subscription Agreement”) and the Unit Purchase Agreement of even date herewith by and between the Company and the Investor (the “Purchase Agreement”), the Investor purchased from the Company, certain units (the “Units”), each Unit consisting of (a) shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), and (b) a warrant to purchase shares of Common Stock  (the “Warrant”) as set forth in the Subscription Agreement.

WHEREAS, to induce the Investor to purchase the Units, the Company has agreed to grant the Investor certain rights with respect to registration of Registrable Securities under the Securities Act pursuant to the terms of this Agreement.

AGREEMENT

NOW, THEREFORE, the Company and the Investor hereby covenant and agree as follows:

1.           Recitals.   The recitals set forth above are true and correct and are incorporated herein by reference.

2.           Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Agreement” shall have the meaning set forth in the Preamble hereof.

“Automatic Registration Statement” shall have the meaning set forth in

Section 3(a) of this Agreement.

“Closing” shall mean the closing of the sale of the Units in which the Investor purchased the Units.

“Closing Date” means the date on which the Closing occurred.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” shall have the meaning set forth in the Preamble hereof.

“Company” shall have the meaning set forth in the Preamble hereof.

“Effectiveness Date” shall mean that date which is thirty (30) days following the date on which the Company is notified that the Commission will not review the Automatic Registration Statement (and in such case of no Commission review, not later than sixty (60) days following the Filing Deadline) or, in the event of a Commission review, within one hundred eighty (180) days following the Filing Date.

    “Effectiveness Period” shall have the meaning set forth in Section 3(a) of this Agreement.

“Event” shall have the meaning set forth in Section 3(c) of this Agreement.

“Event Date” shall have the meaning set forth in Section 3(c) of this Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Registrable Securities” shall have the meaning set forth in Section 4(a) of this Agreement.

“Filing Date” shall mean that date which is forty five (45) days following the Final Closing Date and, with respect to any additional Registration Statements which may be required herein, the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

    “Final Closing Date” means the final closing date of the Offering after which the Company ceases to offer the Units for sale.

“Investor” shall have the meaning set forth in the Preamble hereof.

“Investor Representative” shall mean legal counsel appointed to represent the Investors.

“Offering” shall have the meaning set forth in the Subscription Agreement.

“Order of Cutback” shall have the meaning set forth in Section 3(a) of this Agreement.

“Over-Allotment” shall have the meaning set forth in the Subscription Agreement.

 “Piggyback Registration” shall have the meaning set forth in Section 4(a) of this Agreement.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the Preamble hereof.

“Purchase Price” shall have the meaning set forth in the Purchase Agreement.

“Register,” “registered” and “registration” each shall refer to a registration of the Registrable Securities effected by preparing and filing a Registration Statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement or document by the Commission.

“Registrable Securities” shall mean (a) all Common Stock included in the Units delivered to Investor in connection with the Offering, (b) all Warrant Shares then issued or issuable upon exercise of the Warrants underlying the Units delivered to Investor in connection with the Offering (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (i) when subject to an effective Registration Statement under the Securities Act as provided for hereunder, (ii) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (iii) at such time such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Investors.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Sections 3 or 4 and any additional registration statements contemplated herein, including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

 “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Subscription Agreement” shall have the meaning set forth in the first Recital hereof.

    “Warrant” shall have the meaning set forth in the Preamble hereof.

“Warrant Shares” shall mean the shares of Common Stock to be issued upon exercise of the Warrants.

“Units” shall have the meaning set forth in the Preamble hereof.

Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.

3.           Automatic Registration.

(a)          On or prior to the Filing Date, the Company shall prepare and file with the Commission a registration statement (the “Automatic Registration Statement”) covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  It is expressly understood and agreed by each Investor that the Automatic Registration Statement referred to in this Section 3 and the “Piggyback Registration” referred to in Section 4 below may at the sole option of the Company include, and the Registrable Securities may be offered for resale in, the Subsequent Offering Registration Statement referred to in Section 6(e) below.

Except as contemplated in the immediately preceding paragraph, the Company agrees that it will not file any other registration statement that does not include all of the Registrable Securities prior to the Filing Deadline. Nothing shall prohibit the Company from including any other securities in the Automatic Registration Statement. The Automatic Registration Statement required hereunder shall be on Form S-1 or Form S-3, as applicable, and shall contain substantially the “Plan of Distribution” attached hereto as Annex A.  Subject to the terms of this Agreement, the Company shall use its reasonable best efforts to cause the Automatic Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its best efforts to keep the Automatic Registration Statement continuously effective under the Securities Act until the earlier of the date when all Registrable Securities covered by the Registration Statement have been sold thereunder or pursuant to Rule 144 or  (ii) may  be  sold  without  volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Investor (the “Effectiveness Period”). The maximum amount of Registrable Securities that may be included in the Automatic Registration Statement at any one time shall be limited by Rule 415 or as may otherwise be required by the Commission. In the event that there is a limitation by the Commission on the number of Registrable Securities that may be included for registration on the Automatic Registration Statements at one time, the removal of the securities shall be applied, first to the Warrant Shares on a pro rata basis, and then to the shares of Common Stock on a pro rata basis then (the “Order of Cutback”).  In the event, any Registrable Securities shall be removed from the Registration Statement, the Company shall promptly advise any Investor holding such Registrable Securities and use its best efforts to file an additional Automatic Registration Statement covering such ineligible Registrable Securities, on a pro-rata basis, within 30 days of the date such securities become eligible for registration, which date shall be determined by the Commission, and shall use its best efforts to cause such Automatic Registration Statement to be declared effective by the Commission as soon as reasonably practicable.

(b)           At  any time after the Automatic Registration Statement has become effective, the Company may, upon giving prompt written notice of such action to the Investor, suspend the use of any such Automatic Registration Statement if, in the good faith judgment of the Company, the use of the Automatic Registration Statement covering the Registrable Securities would be detrimental to the Company or its stockholders at such time and the Company concludes, as a result, that it is in the best interests of the Company or its stockholders to suspend the use of such Automatic Registration Statement at such time. The Company shall have the right to suspend such Automatic Registration Statement for a period of not more than thirty (30) consecutive days from the date the Company notifies the Investor of such suspension, with such suspension not to exceed an aggregate of sixty (60) days (whether or not consecutive) during any 12-month period.  In the case of the suspension of any effective Automatic Registration Statement, the Investor, immediately upon receipt of notice thereof from the Company, will discontinue any sales of Registrable Securities pursuant to such Registration Statement until advised in writing by the Company that the use of such Automatic Registration Statement may be resumed.

(c)           If: (i) the Automatic Registration Statement is not filed on or prior to its Filing Date (if the Company files the Automatic Registration Statement without affording the Investor Representative the opportunity to review and comment on the same as required by Section 5(a) herein, the Company shall be deemed to have not satisfied this clause (i)), (ii) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Date (unless the reason for such non-registration of all or any portion of the Registrable Securities is as a result of SEC Guidance under Rule 415 or similar rule which limits the number of Registrable Securities which may be included in a registration statement with respect to the Investors), or (iii) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Investors are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clause (i), the date on which such Event occurs, and for purpose of clause (ii) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as an “Event Date”), then, in addition to any other rights the Investors may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date  (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Investor pursuant to the Subscription Agreement and Purchase Agreement. The parties agree that the maximum aggregate liquidated damages payable to an Investor under this Agreement shall be 6% of the aggregate Purchase Price paid by such Investor pursuant to the Purchase Agreement. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Investor, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event. Notwithstanding the foregoing, no payments shall be owed with respect to any period during which all of the holder’s Registrable Shares may be sold by such holder under Rule 144 without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

4.           Piggyback Registrations.

(a)           With respect to any Registrable Securities not otherwise included in the Automatic Registration Statement or any other Registration Statement as a result of any limitation imposed by the Commission under Rule 415 (the “Excluded Registrable Securities”), whenever the Company proposes to register (including, for this purpose, a registration effected by the Company for other shareholders) any of its securities under the Securities Act (other than pursuant to (i) an Automatic Registration pursuant to Section 3 hereof or (ii) registration pursuant to a registration statement on Form S-4 or S-8 or any successor forms thereto), and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give written notice to the holder of Excluded Registrable Securities of its intention to effect such a registration and will, subject to the provisions of Subsection 4(b) hereof, include in such registration all Excluded Registrable Securities with respect to which the Company has received a written request for inclusion therein within twenty (20) days after the receipt of the Company’s notice.

(b)           If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration a pro rata share of Excluded Registrable Securities requested to be included in such Registration Statement as calculated by dividing the number of Excluded Registrable Securities requested to be included in such Registration Statement by the number of the Company’s securities requested to be included in such Registration Statement by all selling security holders. In such event, the holder of Excluded Registrable Securities shall continue to have registration rights under this Agreement with respect to any Excluded Registrable Securities not so included in such Registration Statement.

(c)           Notwithstanding the foregoing, if, at any time after giving a notice of Piggyback Registration and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each record holder of Excluded Registrable Securities and, following such notice, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Excluded Registrable Securities in connection with such registration, and (ii) in the case of determination to delay registering, shall be permitted to delay registering any Excluded Registrable Securities for the same period as the delay in registering such other securities.

5.           Intentionally Omitted.

6.           Registration Procedures.  If and whenever the Company is required to affect the registration of any Registrable Securities under the terms herein, the Company will:

 (a)            not less than five (5) business days prior to the filing of each Registration Statement and not less than one (1) business day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), (i) furnish to each seller of Registrable Securities, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such sellers, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each seller of Registrable Securities, to conduct a reasonable investigation within the meaning of the Securities Act. Notwithstanding the above, the Company shall not be obligated to provide each seller of Registrable Securities advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto;

(b)           prepare and file with the Commission the Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become effective in an expeditious manner;

(c)           (i) prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to each seller of Registrable Securities true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act, with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by each seller of Registrable Securities thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

(d)           furnish to each seller of Registrable Securities and to each underwriter such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such Registration Statement;

(e)           if during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file an additional Registration Statement covering such ineligible Registrable Securities (the “Subsequent Offering Registration Statement”), on a pro-rata basis, within 60 days of the date such securities become eligible for registration, which date shall be determined by the Commission, and shall use its best efforts to cause such Registration Statement to be declared effective by the Commission as soon as reasonably practicable;

(f)           use its commercially reasonable efforts (i) to register or qualify  the Registrable Securities covered by such Registration Statement under the state securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(g)           use its commercially reasonable efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the common stock of the Company is then listed;

(h)           immediately notify  each seller of Registrable Securities and each underwriter under such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such Registration Statement to correct any such untrue statement or omission;

(i)           if the offering is an underwritten offering, enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature, including, without limitation, customary indemnification and contribution provisions;

(j)           if the offering is an underwritten offering, at the request of any seller of Registrable Securities, furnish to such seller on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such Registration Statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Registration Statement, the related Prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters; and (ii) a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent registered public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(k)           promptly notify each seller of Registrable Securities of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

(l)           take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as each seller of Registrable Securities or any underwriters may reasonably request; and

(m)           take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

7.           Obligations of Investor.  The Investor shall furnish to the Company such information regarding such Investor, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other information as shall be required to effect the registration of the Registrable Securities, and cooperate with the Company in preparing the Registration Statement and in complying with the requirements of the Securities Act.

8.           Expenses.

(a)           All expenses incurred by the Company in complying with Sections 3, 4 and 5 including, without limitation, all registration and filing fees (including the fees of the Commission and any other regulatory body with which the Company is required to file), printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees of the Company) incurred in connection with complying with state securities or “blue sky” laws, and fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”

(b)           The Company will pay all Registration Expenses in connection with any Registration Statement filed hereunder, and the Selling Expenses in connection with each such Registration Statement shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.

(c) Notwithstanding anything herein to the contrary, at the request of any Investor, the Company shall employ its counsel at the Company’s expense to prepare any and all legal opinions necessary for the prompt removal of restrictive legends from certificates representing Registrable Securities as, when and to the extent such legends may be removed in compliance with the Securities Act and/or Rule 144.

9.           Indemnification and Contribution.

(a)           In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, the Company will indemnify and hold harmless and pay and reimburse, each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged  violation of the Securities Act or any state securities or “blue sky” laws and will reimburse  each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company’s reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such Registration Statement or prospectus.

(b)           In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon reliance on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such Registration Statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proceeds received by such seller from the sale of Registrable Securities covered by such Registration Statement. Notwithstanding the foregoing, the indemnity provided in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such Registration Statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the Registration Statement and delivered to the undersigned indemnitees and the undersigned indemnitees, after receipt thereof, fail to deliver or cause to be delivered such Registration Statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Company has furnished the undersigned with the same.

(c)           Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 8 and shall only relieve it from any liability which it may have to such indemnified party under this Section 8 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof,  the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon written advice of its counsel that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)           In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 8; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the Registration statement bears to the public offering price of all securities offered by such Registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such Registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

10.           Changes in Capital Stock. If, and as often as, there is any change in the capital stock of the Company by way of a forward or reverse stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue as so changed.

11.           Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows:

(a)           The execution, delivery and performance of  this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

(b)           This Agreement has been duly executed and delivered by the Company and  constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

12.           Rule 144 Requirements. The Company agrees to:

(a)           make and keep current public information about the Company available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)           use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)           furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and Current Reports on Form 8-K, as filed with the Commission, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

13.           Termination. All of the Company’s obligations to register Registrable Shares under Sections 3, 4 and 5 hereof shall terminate upon the date on which the Investor holds no Registrable Securities or all of the Registrable Securities are eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the Investor.

14.           Miscellaneous.

(a)           All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

(b)           All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified mail, return receipt requested, postage prepaid, addressed or sent by a nationally recognized overnight courier service: (i) if to the Company, at 3279 Hardee Avenue, Atlanta, Georgia 30341 Attn: Jarrett Gorlin, CEO; and (ii) if to any holder of Registrable Securities, to such holder at such address as may have been furnished to the Company or its counsel in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished, in writing to the Company or its counsel (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.  Any notice or other communication or deliveries hereunder shall be deemed given and effective upon actual receipt by the party to whom such notice is required to be given.

(c)           This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to principles of conflicts of laws. The Company and Investor (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waive any objection which the Company or Investor may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the jurisdiction of any such federal or state court in any such suit, action or proceeding. The Company and Investor further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding and agree that service of process upon the Company or Investor mailed by certified mail, return receipt requested, postage prepaid, to, in the case of the Company, the Company’s address, and in the case of the Investor, to the Investor’s address as set forth on the Company’s books and records, shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

(d)           In the event of a breach by the Company or by the Investor, of any of their obligations under this Agreement, the Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(e)           This Agreement may not be amended or modified without the written consent of the Company and the Investor.

(f)           Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

(g)           This Agreement may be executed in two or more counterparts (including by facsimile or .pdf transmission) each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(h)           If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

(i)           This Agreement constitutes the entire agreement among the Company and the Investor relative to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings and discussions with respect thereto.

(j)           The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

[Signature Page Follows]

Signature Page to the Registration Rights Agreement

Investors:

The Investors set forth on Exhibit A to the Purchase Agreement have executed a Subscription Agreement with the Company which provides, among other things, that by executing the Subscription Agreement each Investor is deemed to have executed the REGISTRATION RIGHTS AGREEMENT in all respects and is bound to purchase the Units set forth in such Subscription Agreement and Exhibit A to the Purchase Agreement.

THE COMPANY:

MEDOVEX CORPORATION

By:
Name: Title:

Dated:                                                 , 2016

Annex A

Plan of Distribution

Each selling stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on any stock exchange, market or trading facility on which the securities of the Company are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling securities:

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

an exchange distribution in accordance with the rules of the applicable exchange;

privately negotiated transactions;

settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

a combination of any such methods of sale; or

any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 under the Securities Act, if available, rather than under the prospectus contained in a Registration Statement.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume.  The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

We agree to keep the prospectus effective until the earlier of (i) the date on which the securities may be resold by the Selling Stockholders without registration and without regard to any volume or manner-of-sale limitations and without current public information by reason of Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).